As filed  with the  Securities  and  Exchange  Commission  on April 8, 1999
                                                  Registration No. 333-_________
================================================================================

                              -------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                              -------------------

                             PINNACLE SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

                              -------------------

          California                             94-3003809
   (State of incorporation)             (I.R.S. Employer Identification No.)


                            280 North Bernardo Avenue
                         Mountain View, California 94043
   (Address, including zip code, of Registrant's principal executive offices)

                              -------------------

                       1996 SUPPLEMENTAL STOCK OPTION PLAN
                            (Full title of the plan)

                              -------------------

                                 MARK L. SANDERS
                      President and Chief Executive Officer
                             PINNACLE SYSTEMS, INC.
                            280 North Bernardo Avenue
                         Mountain View, California 94043
                                 (650) 526-1600
                      (Name, address, and telephone number,
                   including area code, of agent for service)

                              -------------------

                                   Copies to:
                             CHRIS F. FENNELL, ESQ.
                        Wilson Sonsini Goodrich & Rosati
                            Professional Corporation
                               650 Page Mill Road
                               Palo Alto, CA 94304
                                 (650) 493-9300

                              -------------------

                                                   CALCULATION OF REGISTRATION FEE

====================================================================================================================================
                                                                      Proposed Maximum       Proposed Maximum         Amount of
         Title of Each Class of                 Amount to be           Offering Price            Aggregate           Registration
      Securities to be Registered                Registered               Per Share           Offering Price             Fee
------------------------------------------------------------------------------------------------------------------------------------
Common Stock, no par value, and related
  Preferred Share Purchase Rights.............     300,000               $43.1563            $12,946,890.00           $3,600.00
====================================================================================================================================

(1) Calculated in accordance with Rule 457(c) solely for the purpose of computing the amount of the registration fee based upon the average of the high and low prices for the Common Stock as reported on the Nasdaq National Market on April 7, 1999.

================================================================================

         The contents of the Registrant's Form S-8 Registration Statement (Registration No. 333-16999) as filed with the Commission on November 27, 1996 and Form S-8 Registration Statement (Registration No. 333-34759) as filed with the Commission on August 29, 1997 are incorporated herein by reference.


             PART II: INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 8        Exhibits


      Exhibit Number              Documents
      --------------              ---------
          4.1          1996 Supplemental Stock Option Plan, as amended

          5.1 Opinion of counsel as to legality of securities being registered

         23.1          Consent of Counsel (contained in Exhibit 5.1)

         23.2          Consent of Independent Auditors

         24.1          Power of Attorney (see page II-2)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Pinnacle Systems, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California, on this 7th day of April, 1999.


                                     PINNACLE SYSTEMS, INC.

                                     By: /s/ Mark L. Sanders
                                         ---------------------------------------
                                           Mark L. Sanders
                                           President and Chief Executive Officer


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, jointly and severally, Mark L. Sanders and Arthur D. Chadwick his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                 Signature                                          Title                                    Date
                 ---------                                          -----                                    ----
/s/ Mark L. Sanders                           President, Chief Executive Officer and Director            April 7, 1999
------------------------------                (Principal Executive Officer)
(Mark L. Sanders)


/s/ Arthur D. Chadwick                        Vice President, Finance and Administration and             April 7, 1999
------------------------------                Chief Financial Officer (Principal Financial and
(Arthur D. Chadwick)                          Accounting Officer)


                                              Chairman of the Board and Vice President, General
------------------------------                Manager, Desktop Products
(Ajay Chopra)


/s/ Nyal D. McMullin                          Director                                                   April 7, 1999
------------------------------
(Nyal D. McMullin)


/s/ Glenn E. Penisten                         Director                                                   April 7, 1999
------------------------------
(Glenn E. Penisten)


------------------------------
(Charles J. Vaughan)


/s/ John Lewis                                Director                                                   April 7, 1999
------------------------------
(John Lewis)


/s/ L. Gregory Ballard                        Director                                                   April 7, 1999
------------------------------
(L. Gregory Ballard)

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       -----------------------------------

                                    EXHIBITS

                       -----------------------------------

                       Registration Statement on Form S-8

                             Pinnacle Systems, Inc.

                                  April 8, 1999

                                INDEX TO EXHIBITS

      Exhibit
      Number                         Documents
      ------                         ---------
       4.1          1996 Supplemental Stock Option Plan, as amended

       5.1          Opinion of Wilson Sonsini  Goodrich & Rosati, a Professional
                    Corporation

      23.1          Consent of Independent Auditors

      23.2          Consent of Counsel (included in Exhibit 5.1)

      24.1          Power of Attorney (see page II-2)